NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MAY 23, 2014

TO THE PROSPECTUS DATED JANUARY 31, 2014

Effective July 1, 2014, the up-front Class A sales charge schedule for the Nuveen Symphony Floating Rate Income Fund included on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.25
$500,000 and over*	—	—	1.00
*	You can purchase $500,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

In addition, as of July 1, 2014, the first bullet point under the section titled “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—Class A Sales Charge Waivers” will be deleted in its entirety and replaced with the following:

•

Purchases of $1,000,000 or more ($500,000 or more in the case of Nuveen Symphony Floating Rate Income Fund) (although such purchases may be subject to a CDSC in certain circumstances, see “How to Sell Shares—Contingent Deferred Sales Charge” below).

PLEASE KEEP THIS WITH YOUR PROSPECTUS FOR FUTURE REFERENCE

MGN-SFRIP-0514P

NUVEEN SYMPHONY FLOATING RATE INCOME FUND

SUPPLEMENT DATED MAY 23, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2014

Effective July 1, 2014, the first bullet point under the section titled “Purchase and Redemption of Fund Shares–Reduction or Elimination of Up-Front Sales Charge on Class A Shares–Elimination of Sales Charge on Class A Shares” will be deleted in its entirety and replaced with the following:

•	investors purchasing $1,000,000 or more ($500,000 or more in the case of Nuveen Symphony Floating Rate Income Fund);

PLEASE KEEP THIS WITH YOUR STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

MGN-SFRISAI-0514P